Diamond Hill Securitized Credit Fund

325 JOHN H. MCCONNELL BLVD., SUITE 200

COLUMBUS, OHIO 43215

(888) 226-5595

SUPPLEMENT DATED SEPTEMBER 14, 2026

TO PROSPECTUS DATED FEBRUARY 28, 2026

On August 26, 2026, First Eagle Holdings, Inc. announced a definitive agreement under which Victory Capital Holdings, Inc. (NASDAQ: VCTR) (“Victory Capital”) will acquire First Eagle Holdings, Inc.

First Eagle Holdings, Inc. is the indirect parent company of Diamond Hill Capital Management, LLC (“Diamond Hill”), which is the investment adviser to Diamond Hill Securitized Credit Fund (the “Fund”). Victory Capital is a diversified global asset management firm headquartered in San Antonio, Texas.

The transaction will result in Diamond Hill becoming a wholly owned indirect subsidiary of Victory Capital. First Eagle Holdings, Inc. is currently owned by investment vehicles indirectly controlled by Genstar Capital, a private equity firm, and by employees of First Eagle and its affiliates. As a result of the transaction, Genstar will become a strategic shareholder of Victory Capital.

The transaction is expected to be completed in the first quarter of 2027, subject to customary closing conditions, including obtaining necessary fund and client consents and customary regulatory approvals.

Under the Investment Company Act of 1940, the closing of the transaction will be deemed an “assignment” of the current investment management agreement between the Fund and Diamond Hill, which will result in automatic termination of the agreement.

Pursuant to the terms of the transaction, it is anticipated that the Board of Trustees of the Fund (the “Board”) will consider a new investment management agreement between the Fund and Victory Capital Management Inc. (“Victory Capital Management”), an affiliate of Victory Capital, as the Fund’s investment adviser.

If approved by the Board, the new investment management agreement will be presented to the shareholders of the Fund for approval, and, if so approved by shareholders, will take effect upon closing of the transaction or such later time as shareholder approval is obtained. There is no assurance that the Board or the shareholders will approve the agreement.

The transaction is not expected to result in any change in the portfolio management of the Fund or in the Fund’s investment objectives or policies.

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The information in this Supplement modifies the Diamond Hill Securitized Credit Fund Prospectus dated February 28, 2026. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in the section of the Prospectus entitled “Management of the Fund.”